SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)

February 28, 2001

Key Production Company, Inc.
(Exact name of registrant as specified in its charter)


Delaware                   001-11769                 84-1089744
(State of incorporation) (Commission file number)  (IRS Employer
                                                   Identification No.)

707 Seventeenth Street, Suite 3300  Denver, Colorado        80202-3404
(Address of principal executive offices)                    (Zip Code)

303/295-3995
(Registrant's telephone number)

Not Applicable
(Former name and address)

 ITEM 5.  OTHER EVENTS

Key Production Company, Inc. (NYSE:KP) announced its fourth quarter earnings by press release on February 28, 2001. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c.  Exhibits

Exhibit No.        Description
-----------        ------------------
99.1               Press Release


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2001         KEY PRODUCTION COMPANY, INC.

                               By:  /s/ Paul J. Korus
                                        Paul J. Korus
                                        Chief Financial Officer



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